UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05634

Morgan Stanley Strategist Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	July 31, 2009

Date of reporting period:	July 31, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Strategist Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended July 31, 2009

Total Return for the 12 Months Ended July 31, 2009
Class A	Class B	Class C	Class I	S&P 500® Index[1]	Capital U.S. Government/ Credit Index[2]	Barclays Lipper Flexible Portfolio Funds Index[3]
–8.06%	–8.77%	–8.78%	–7.86%	–19.96%	7.14%	–12.97%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12-month period ending July 31, 2009 was one of the most unpredictable and volatile periods in market history, and the subsequent response from government authorities, both in the United States and internationally, proved equally unprecedented.

Residential property values began to fall early in calendar 2007, but the pace of decline accelerated as leveraged homeowners in the U.S., Europe and the United Kingdom faced mortgage resets and foreclosures. As unemployment rates around the world climbed higher, credit began to tighten and consumer spending stalled. The financial services industry, previously a primary beneficiary of mortgage activity and low interest rates following the 2001 recession, now found itself over-extended and unable to adjust to the rapidly-changing landscape. By September, the crisis reached its climax, as banks were forced to accept capital injections, or face mergers, consolidations or even outright failure. This "tipping-point" froze credit, and for the world's largest developed economies, virtually shut down business activity in short order.

Emerging economies, on the other hand, felt their major export market's pain, but, in most cases, entered the contraction cycle in a much healthier condition than their developed counterparts. With the exception of Eastern Europe and Russia, most Asian and Latin American economies, as well as India, slowed but did not collapse into negative growth. Low debt levels and high savings rates, along with vibrant domestic economic conditions, helped these countries absorb the dramatic collapse of business activity among their trading partners in Japan, Europe and the U.S.

As stock and bond markets around the world reflected the rapid and severe contraction in economic growth, and consumers faced the unprecedented prospect of property and financial asset values falling simultaneously, central banks took action. Funding rates were reduced to historically low levels, quantitative easing measures (or the purchase of government issued securities with one's own currency) were enacted, massive stimulus programs went into effect and direct government investments "bailed-out" troubled corporations. By May, equity liquidation had slowed and the "flight-to-quality" panic seemed to subside.

The recessionary spiral that threatened to cascade into something much more severe, stalled and credit conditions gradually began to improve. As the fiscal year ended in July, macroeconomic conditions in Japan, Europe and the U.S. had improved, the emerging economies were once again posting record levels of growth, and the credit cycle normalized. Questions regarding the vulnerability of the recovery to the inevitable reduction in stimulus and aid offered by the world's largest economies appeared to be outweighed by investors eager to take advantage of one of the worst collapses in stock prices in history.

Performance Analysis

All share classes of Morgan Stanley Strategist Fund outperformed the S&P 500® Index (the "Index") and the Lipper Flexible Portfolio Funds Index, and underperformed the Barclays Capital U.S. Government/Credit Index for the 12 months ended July 31, 2009, assuming no deduction of applicable sales charges.

Within our investment framework, three factors influence our core portfolio positions: the rate of inflation in local economies around the world, the direction and magnitude of corporate profits and changes in interest rate regimes. On the inflation front, commodity prices collapsed as global demand fell and inventory levels rose. Labor costs grew more slowly in the U.S., but accelerated in most emerging markets. Corporate profit weakness, led first by financial services and consumer cyclicals in the U.S. and Europe, spread to most industries by the first quarter of 2009. Interest rates, which seemed to lag the unfolding crisis, fell rapidly as central bankers recognized the need to provide as much low-cost relief to corporations and consumers as they possibly could.

We retained our Fund's defensive asset allocation stance throughout the period under review. Our equity portfolio, which ranged from approximately 58 percent to 64 percent of the Fund's total assets, was diversified throughout the 10 broad sectors which make up the S&P 500® Index. On balance, over the entire year, our largest sector exposures included information technology, health care, consumer staples and basic materials.

The fixed income portion of the Fund, which ranged from approximately 17 percent to 22 percent of the Fund's total assets, maintained diversified holdings throughout the period under review. At fiscal year end, the fixed income portfolio held approximately 44 percent of its assets in corporate instruments, 38 percent in long-maturity U.S. government securities, 12 percent in agency paper, and 3 percent in mortgage-backed securities. The balance of the portfolio was held in short-term cash equivalents, most of which were money market securities.

In summary, as of July 31, 2009, the Fund's strategic asset allocation target stood at 60 percent equity (versus a neutral benchmark weight of 55 percent*), 20 percent fixed income (versus a neutral benchmark weight of 35 percent), and 20 percent cash and short-term investments (versus a neutral benchmark weight of 10 percent), unchanged from July 31, 2008.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

* Source: Morgan Stanley Investment Management Inc. The "neutral weight" reflects the average allocation held by U.S. pension funds.

TOP 10 HOLDINGS as of 07/31/09
U.S. Treasury Securities	7.8%
Goldcorp Inc. (Canada)	3.2
Barrick Gold Corp. (Canada)	2.5
Kinross Gold Corp. (Canada)	2.2
Oracle Corp.	1.9
AT&T Inc.	1.7
Sybase, Inc.	1.7
Apple Inc.	1.6
International Business Machines Corp.	1.5
Corning Inc.	1.4
PORTFOLIO COMPOSITION+ as of 07/31/09
Common Stocks	63.6%
Short-Term Investments	16.7
U.S. Government Agencies & Obligations	10.3
Corporate Bonds	8.2
Other Securities	0.7
Foreign Government Obligation	0.3
Asset-Backed Securities	0.2

+ Does not include open long/short futures contracts with an underlying face amount of $61,432,056 with net unrealized depreciation of $140,827. Also does not include open swap contracts with net unrealized depreciation of $646,853.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Fund's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Fund, the Investment Adviser allocates the Fund's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended July 31, 2009
Symbol	Class A Shares* (since 07/28/97) SRTAX	Class B Shares** (since 10/31/88) SRTBX	Class C Shares† (since 07/28/97) SRTCX	Class I Shares†† (since 07/28/97) SRTDX
1 Year	–8.06%[4] –12.88 [5]	–8.77%[4] –13.27 [5]	–8.78%[4] –9.68 [5]	–7.86%[4] —
5 Years	4.54 [4] 3.42 [5]	3.76 [4] 3.41 [5]	3.78 [4] 3.78 [5]	4.80 [4] —
10 Years	3.24 [4] 2.68 [5]	2.62 [4] 2.62 [5]	2.45 [4] 2.45 [5]	3.48 [4] —
Since Inception	4.77 [4] 4.30 [5]	8.28 [4] 8.28 [5]	3.98 [4] 3.98 [5]	5.01 [4] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Flexible Portfolio Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on July 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/09 – 07/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	02/01/09	07/31/09	02/01/09 – 07/31/09
Class A
Actual (15.82% return)	$1,000.00	$1,158.20	$5.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.93	$4.91
Class B
Actual (15.35% return)	$1,000.00	$1,153.50	$9.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.22	$8.65
Class C
Actual (15.32% return)	$1,000.00	$1,153.20	$9.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.22	$8.65
Class I
Actual (15.94% return)	$1,000.00	$1,159.40	$3.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$3.66

  @  Expenses are equal to the Fund's annualized expense ratios of 0.98%, 1.73%, 1.73% and 0.73% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.00%, 1.75%, 1.75% and 0.75% for Class A, Class B, Class C and Class I shares, respectively.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (63.6%)
	Advertising/Marketing Services (0.6%)
106,720	Omnicom Group, Inc.	$3,628,480
	Aerospace & Defense (2.5%)
97,000	Boeing Co.	4,162,270
120,435	Northrop Grumman Corp.	5,368,992
130,270	Raytheon Co.	6,116,177
		15,647,439
	Airlines (0.3%)
170,850	Continental Airlines, Inc. (Class B) (a)	1,908,395
	Biotechnology (3.1%)
69,500	Amgen Inc. (a)	4,330,545
65,860	Celgene Corp. (a)	3,751,386
106,910	Gilead Sciences, Inc. (a)	5,231,106
156,300	Vertex Pharmaceuticals Inc. (a)	5,628,363
		18,941,400
	Computer Communications (0.9%)
266,500	Cisco Systems, Inc. (a)	5,865,665
	Computer Peripherals (0.8%)
334,050	EMC Corp. (a)	5,030,793
	Computer Processing Hardware (1.6%)
61,555	Apple Inc. (a)	10,057,471
	Contract Drilling (0.6%)
40,155	Diamond Offshore Drilling, Inc.	3,608,730
	Department Stores (0.5%)
61,715	Kohl's Corp. (a)	2,996,263
	Discount Stores (0.5%)
68,835	Costco Wholesale Corp.	3,407,333
	Electric Utilities (1.2%)
237,700	American Electric Power Co., Inc.	7,359,192
	Electrical Products (0.5%)
91,640	Emerson Electric Co.	3,333,863
	Electronic Components (1.4%)
500,000	Corning Inc.	8,500,000

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

NUMBER OF SHARES		VALUE
	Electronic Production Equipment (0.9%)
200,000	Applied Materials, Inc.	$2,760,000
78,125	KLA-Tencor Corp.	2,490,625
		5,250,625
	Electronics/Appliances (0.9%)
187,240	Sony Corp. (ADR) (Japan)	5,235,230
	Finance/Rental/Leasing (0.6%)
55,750	VISA Inc. (Class A)	3,649,395
	Financial Conglomerates (0.9%)
719,710	Citigroup, Inc. (Note 6)	2,281,481
86,420	JPMorgan Chase & Co.	3,340,133
		5,621,614
	Food: Major Diversified (1.7%)
101,350	Kellogg Co.	4,814,125
189,930	Kraft Foods Inc. (Class A)	5,382,616
		10,196,741
	Home Building (1.0%)
250,000	Gafisa S.A. (ADR) (Brazil)	6,402,500
	Home Improvement Chains (0.7%)
186,950	Lowe's Companies, Inc.	4,198,897
	Household/Personal Care (0.5%)
40,090	Colgate-Palmolive Co.	2,904,120
	Information Technology Services (1.5%)
78,720	International Business Machines Corp.	9,283,450
	Integrated Oil (1.7%)
73,410	Exxon Mobil Corp.	5,167,330
95,555	Hess Corp.	5,274,636
		10,441,966
	Internet Software/Services (0.7%)
10,330	Google Inc. (Class A) (a)	4,576,707
	Investment Banks/Brokers (1.5%)
100,100	Lazard Ltd. (Class A) (Bermuda)	3,702,699
303,185	Schwab (Charles) Corp. (The)	5,417,916
		9,120,615
	Investment Managers (0.4%)
129,360	AllianceBerstein Holding LP	2,669,990

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

NUMBER OF SHARES		VALUE
	Major Banks (0.8%)
329,735	Bank of America Corp.	$4,876,781
	Major Telecommunications (1.7%)
392,050	AT&T Inc.	10,283,472
	Medical Specialties (2.8%)
35,590	Bard (C.R.), Inc.	2,618,356
71,330	Covidien PLC (United Kingdom)	2,696,987
128,655	St. Jude Medical, Inc. (a)	4,851,580
106,840	Thermo Fisher Scientific, Inc. (a)	4,837,715
48,830	Zimmer Holdings, Inc. (a)	2,275,478
		17,280,116
	Miscellaneous Commercial Services (1.2%)
411,280	E-House China Holdings Ltd (ADR) (China)	7,312,558
	Motor Vehicles (0.7%)
128,695	Honda Motor Co., Ltd. (ADR) (Japan)	4,134,970
	Oilfield Services/Equipment (1.7%)
135,700	Halliburton Co.	2,997,613
96,610	Smith International, Inc.	2,427,809
264,010	Weatherford International Ltd.	4,952,828
		10,378,250
	Other Consumer Services (0.6%)
160,480	eBay Inc. (a)	3,410,200
	Packaged Software (5.0%)
384,100	Microsoft Corp.	9,034,032
516,020	Oracle Corp. (a)	11,419,523
287,165	Sybase, Inc. (a)	10,280,507
		30,734,062
	Pharmaceuticals: Major (1.2%)
120,070	Johnson & Johnson	7,311,062
	Precious Metals (9.2%)
445,940	Barrick Gold Corp. (Canada)	15,563,306
132,400	Freeport-McMoRan Copper & Gold, Inc.	7,983,720
524,600	Goldcorp Inc. (Canada)	19,772,174
686,240	Kinross Gold Corp. (Canada)	13,477,754
		56,796,954

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

NUMBER OF SHARES		VALUE
	Property - Casualty Insurers (0.3%)
40,000	Chubb Corp. (The)	$1,847,200
	Recreational Products (1.3%)
675,760	Activision Blizzard Inc.	7,737,452
	Restaurants (0.9%)
100,000	McDonald's Corp.	5,506,000
	Semiconductors (2.1%)
351,960	Intel Corp.	6,775,230
589,414	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	6,171,165
		12,946,395
	Specialty Stores (0.3%)
80,545	Staples, Inc.	1,693,056
	Specialty Telecommunications (1.5%)
1,070,420	Qwest Communications International, Inc. (a)	4,131,821
551,590	Windstream Corp.	4,837,444
		8,969,265
	Steel (1.1%)
134,040	AK Steel Holding Corp. (a)	2,636,567
102,010	United States Steel Corp.	4,054,898
		6,691,465
	Telecommunication Equipment (0.5%)
224,120	Nokia Corp. (ADR) (Finland)	2,989,761
	Tobacco (1.7%)
217,380	Altria Group, Inc.	3,810,671
145,390	Philip Morris International	6,775,174
		10,585,845
	Trucks/Construction/Farm Machinery (0.2%)
35,940	PACCAR, Inc.	1,245,321
	Water Utilities (0.6%)
200,000	American Water Works Co. Inc.	3,942,000
	Wireless Telecommunications (0.7%)
373,593	Metropcs Communications Inc. (a)	4,427,077
	Total Common Stocks (Cost $296,302,312)	390,936,136

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (8.2%)
	Accident & Health Insurance (0.1%)
$190	Travelers Co. Inc. (The)	5.80%	05/15/18	$202,443
60	Travelers Co. Inc. (The)	5.90	06/02/19	64,759
				267,202
	Advertising/Marketing Services (0.0%)
100	WPP Finance (United Kingdom)	8.00	09/15/14	106,719
	Aerospace & Defense (0.1%)
145	Boeing Co. (The)	4.875	02/15/20	146,782
130	Boeing Co. (The)	6.00	03/15/19	142,678
278	Systems 2001 Asset Trust - 144A (Cayman Islands) (b)	6.664	09/15/13	277,259
				566,719
	Agricultural Commodities/Milling (0.0%)
170	Archer Daniels	5.45	03/15/18	181,728
65	Bunge Limited Finance Corp	8.50	06/15/19	72,039
				253,767
	Airlines (0.1%)
457	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	352,131
	Alternative Power Generation (0.0%)
135	NRG Energy Inc.	8.50	06/15/19	133,481
	Banking (0.1%)
125	Capital One Financial Co.	7.375	05/23/14	135,651
250	KFW	4.875	06/17/19	266,711
				402,362
	Beverages: Alcoholic (0.1%)
75	Constellation Brands Inc.	7.25	09/01/16	73,875
155	Diageo Capital PLC (United Kingdom)	5.75	10/23/17	166,038
125	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	143,730
300	FBG Finance Ltd. - 144A (Australia) (b)	5.125	06/15/15	288,109
				671,752
	Beverages: Non-Alcoholic (0.0%)
170	Coca-Cola Co.	4.875	03/15/19	178,646
	Biotechnology (0.1%)
135	Amgen Inc.	5.70	02/01/19	147,453
200	Amgen Inc.	5.85	06/01/17	218,899
185	Biogen Idec Inc.	6.875	03/01/18	196,032
				562,384

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Brewery (0.1%)
$45	Anheuser-Busch Inbev Worldwide Inc. 144A (b)	5.375%	11/15/14	$47,096
185	Anheuser-Busch Inbev Worldwide Inc. 144A (b)	7.20	01/15/14	205,817
				252,913
	Cable/Satellite TV (0.2%)
325	Comcast Corp.	5.70	05/15/18	346,301
125	Comcast Corp.	6.50	01/15/15	138,321
145	Cox Communications Inc.	8.375	03/01/39	181,754
145	CSC Holdings, Inc.	7.625	07/15/18	142,100
155	Intelsat Subsidiary Holding	8.50	01/15/13	157,325
				965,801
	Casino/Gaming (0.0%)
180	MGM Mirage Inc. 144A (b)	13.00	11/15/13	203,850
	Cellular Telephone (0.0%)
125	U.S. West Communications, Inc.	6.875	09/15/33	97,500
	Chemicals: Agricultural (0.0%)
70	Monsanto Co.	5.125	04/15/18	74,278
75	Potash Corp of Saskatchewan (Canada)	6.50	05/15/19	83,573
				157,851
	Chemicals: Major Diversified (0.0%)
165	E.I. du Pont de Nemours & Co.	6.00	07/15/18	182,734
	Computer Communications (0.1%)
200	Cisco Systems Inc.	4.95	02/15/19	210,472
75	Cisco Systems Inc.	5.90	02/15/39	79,983
				290,455
	Computer Processing Hardware (0.1%)
185	Hewlett-Packard Co.	4.75	06/02/14	197,847
70	Hewlett-Packard Co.	5.50	03/01/18	75,837
				273,684
	Computer Software & Equipment (0.0%)
85	Microsoft Corp.	4.20	06/01/19	85,916
	Construction Materials (0.0%)
240	CRH America Inc.	6.00	09/30/16	220,523
	Containers/Packaging (0.0%)
95	Sealed Air Corp - 144A (b)	7.875	06/15/17	100,473

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Data Processing Services (0.0%)
$120	Fiserv Inc	6.80%	11/20/17	$124,010
	Discount Stores (0.1%)
205	Wal-Mart Stores Inc.	4.125	02/01/19	202,693
380	Wal-Mart Stores Inc.	4.25	04/15/13	397,330
10	Wal-Mart Stores Inc.	6.20	04/15/38	11,199
				611,222
	Diversified Manufacturing (0.1%)
575	Tyco Electronics Group SA (Luxembourg)	5.95	01/15/14	558,330
	Drugstore Chains (0.1%)
441	CVS Lease Pass Through Trust	6.036	12/10/28	409,510
	Education (0.0%)
205	Duke University	5.15	04/01/19	216,895
	Electric Utilities (0.7%)
190	AES Corp. (The) 144A (b)	8.75	05/15/13	194,750
145	Alabama Power	5.80	11/15/13	159,138
145	CenterPoint Energy Resources, Corp.	6.25	02/01/37	119,799
85	CenterPoint Energy Resources, Corp. (Series B)	7.875	04/01/13	91,640
175	Detroit Edison Co. (The)	6.125	10/01/10	181,657
325	E. ON International Finance BV - 144A (Netherlands) (b)	5.80	04/30/18	347,320
275	Electricite de France 144A (France) (b)	6.50	01/26/19	314,851
155	FPL Group Capital Inc.	6.00	03/01/19	171,315
240	Ohio Edison Co.	6.40	07/15/16	258,393
160	Ohio Power Company (Series K)	6.00	06/01/16	167,952
100	PACIFICORP	5.50	01/15/19	108,214
195	Peco Energy Co.	5.35	03/01/18	204,890
160	PPL Energy Supply Co.	6.30	07/15/13	171,288
115	PPL Energy Supply Co.	6.50	05/01/18	122,259
350	Progress Energy Inc.	7.05	03/15/19	402,010
20	Public Service Co. of Colorado	5.80	08/01/18	22,020
175	Public Service Co. of Colorado	6.50	08/01/38	206,128
160	Public Service Electric & Gas Co. (Series MTN B)	5.00	01/01/13	168,510
170	Texas Eastern Transmission	7.00	07/15/32	183,354
135	Union Electric Co.	6.70	02/01/19	146,581
335	Virginia Electric & Power Co.	8.875	11/15/38	473,509
				4,215,578

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electrical Products (0.1%)
$285	Cooper US, Inc.	5.25%	11/15/12	$305,291
125	Emerson Electric Co.	4.875	10/15/19	128,533
50	Emerson Electric Co.	5.00	04/15/19	51,646
				485,470
	Electronic Components (0.0%)
215	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	5.75	03/11/18	224,985
	Electronic Equipment/Instruments (0.0%)
225	Xerox Corp.	6.35	05/15/18	225,333
	Electronic Production Equipment (0.0%)
145	KLA Tencor Corp.	6.90	05/01/18	140,598
	Electronics/Appliances (0.0%)
220	LG Electronics Inc. - 144A (South Korea) (b)	5.00	06/17/10	221,287
	Finance (0.0%)
165	Pearson Dollar Finance Two PLC - 144A (United Kingdom) (b)	6.25	05/06/18	165,244
	Finance/Rental/Leasing (0.1%)
45	American Express Co.	8.125	05/20/19	49,805
350	Nationwide Building Society - 144A (United Kingdom) (b)	4.25	02/01/10	349,692
130	SLM Corp.	8.45	06/15/18	104,149
				503,646
	Financial Conglomerates (0.5%)
345	American Express Credit Corp. (Series C)	7.30	08/20/13	368,593
125	Brascan Corp. (Canada)	7.125	06/15/12	123,410
80	Brookfield Asset Management Inc. (Canada)	5.80	04/25/17	64,854
315	Citigroup Inc. (Note 6)	5.875	05/29/37	250,476
30	Citigroup Inc. (Note 6)	6.125	11/21/17	27,632
245	Citigroup Inc. (Note 6)	6.125	05/15/18	224,693
300	Citigroup Inc. (Note 6)	8.50	05/22/19	319,949
55	General Electric Capital Corp.	4.75	09/15/14	55,093
330	JPMorgan Chase & Co.	4.75	05/01/13	345,015
675	JPMorgan Chase & Co.	6.00	01/15/18	716,000
150	Principal Financial Group, Inc.	8.875	05/15/19	168,712
150	Prudential Financial, Inc.	6.625	12/01/37	133,457
45	Prudential Financial, Inc.	7.375	06/15/19	47,769
				2,845,653

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food Retail (0.1%)
$160	Delhaize America, Inc.	5.875%		02/01/14	$167,627
50	Delhaize America, Inc.	9.00		04/15/31	62,743
100	Kroger Co. (The)	5.00		04/15/13	103,812
80	Kroger Co. (The)	6.40		08/15/17	87,468
					421,650
	Food: Major Diversified (0.2%)
145	ConAgra Foods, Inc.	7.00		10/01/28	155,931
135	ConAgra Foods, Inc.	8.25		09/15/30	165,218
160	General Mills Inc.	5.65		02/15/19	172,776
480	Kraft Foods Inc.	6.125		08/23/18	527,153
15	Kraft Foods Inc.	6.75		02/19/14	16,872
30	Kraft Foods Inc.	7.00		08/11/37	34,748
					1,072,698
	Foods & Beverages (0.0%)
190	Dr. Pepper Snapple Group Inc.	6.82		05/01/18	210,322
	Gas Distributors (0.1%)
325	NiSource Finance Corp.	1.231	(d)	11/23/09	322,972
205	NiSource Finance Corp.	6.80		01/15/19	203,729
305	Questar Market Resources Inc.	6.80		04/01/18	304,499
					831,200
	Home Improvement Chains (0.1%)
295	Home Depot Inc. (The)	5.40		03/01/16	304,551
	Hospital/Nursing Management (0.0%)
140	HCA Inc	8.50		04/15/19	144,200
	Household/Personal Care (0.0%)
55	Procter & Gamble Co. (The)	4.60		01/15/14	58,857
115	Procter & Gamble Co. (The)	4.70		02/15/19	118,832
					177,689
	Industrial Conglomerates (0.3%)
465	General Electric Capital Corp.	5.625		05/01/18	470,150
1,205	General Electric Co.	5.25		12/06/17	1,223,391
210	Honeywell International Inc.	5.30		03/01/18	224,529
					1,918,070
	Industrial Machinery (0.0%)
195	Parker-Hannifin Corp.	5.50		05/15/18	204,800

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Information Technology Services (0.1%)
$195	IBM Corp.	7.625%		10/15/18	$238,720
100	IBM Corp.	8.00		10/15/38	137,692
					376,412
	Insurance Brokers/Services (0.1%)
405	Catlin Insurance Co., Ltd. - 144A (Bahamas) (b)	7.249	(d)	12/31/49(e)	214,904
235	Farmers Exchange Capital - 144A (b)	7.05		07/15/28	171,035
					385,939
	Integrated Oil (0.1%)
225	Chevron Corp.	4.95		03/03/19	239,557
425	ConocoPhillips	5.20		05/15/18	447,135
80	ConocoPhillips	5.75		02/01/19	87,816
					774,508
	International Banks (0.0%)
195	UBS AG	5.875		12/20/17	187,517
	Investment Banks/Brokers (0.5%)
180	Bear Stearns Co. Inc.	6.40		10/02/17	192,777
305	Bear Stearns Co. Inc.	7.25		02/01/18	342,464
160	Goldman Sachs Group Inc. (The)	3.625		08/01/12	162,939
850	Goldman Sachs Group Inc. (The)	6.15		04/01/18	909,813
255	Goldman Sachs Group Inc. (The)	6.75		10/01/37	258,034
680	Merrill Lynch & Co. (Series MTN)	6.875		04/25/18	686,553
275	NYSE Euronext	4.80		06/28/13	287,869
					2,840,449
	Life/Health Insurance (0.1%)
225	Metlife Inc. (Series A)	6.817		08/15/18	241,310
80	Metlife Inc.	6.75		06/01/16	86,204
55	Metlife Inc.	7.717		02/15/19	62,310
					389,824
	Major Banks (0.6%)
110	Bank of America Corp.	5.65		05/01/18	105,097
615	Bank of America Corp.	5.75		12/01/17	591,417
255	Bank of New York Mellon Corp. (Series G)	4.50		04/01/13	266,001
160	Bank of New York Mellon Corp.	5.125		08/27/13	171,449
235	Barclays Bank PLC.	6.75		05/22/19	255,597
145	BB&T Corp.	6.85		04/30/19	155,356
100	Credit Suisse Group (Switzerland)	5.00		05/15/13	104,869

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$190	Credit Suisse Group (Switzerland)	6.00%	02/15/18	$196,745
150	Credit Suisse USA Inc. (Switzerland)	5.125	08/15/15	156,151
385	HBOS PLC - 144A (b)	6.75	05/21/18	296,227
280	HSBC Finance Corp.	6.75	05/15/11	291,076
100	MBNA Capital I (Series A)	8.278	12/01/26	88,000
190	PNC Funding Corp.	6.70	06/10/19	205,285
55	State Street Corp.	4.30	05/30/14	55,870
170	Wachovia Corp.	5.50	05/01/13	178,305
685	Wells Fargo & Co.	5.625	12/11/17	696,429
				3,813,874
	Major Telecommunications (0.7%)
235	AT&T Corp.	8.00	11/15/31	292,547
570	AT&T Inc .	6.30	01/15/38	610,031
140	AT&T Inc .	6.55	02/15/39	155,973
125	Deutsche Telekom International Finance Corp. BV (Netherlands)	6.00	07/08/19	134,924
185	Deutsche Telekom International Finance Corp. BV (Netherlands)	8.75	06/15/30	239,958
105	France Telecom S.A. (France)	8.50	03/01/31	142,964
165	Rogers Communications, Inc. (Canada)	6.80	08/15/18	189,257
50	SBC Communications, Inc.	6.15	09/15/34	51,670
80	Telecom Italia Capital (Luxembourg)	4.875	10/01/10	81,684
65	Telecom Italia Capital (Luxembourg)	4.95	09/30/14	66,526
185	Telecom Italia Capital (Luxembourg)	6.999	06/04/18	204,501
195	Telecom Italia Capital (Luxembourg)	7.175	06/18/19	217,620
395	Telefonica Europe BV (Netherlands)	8.25	09/15/30	506,587
485	Verizon Communications Inc.	5.50	02/15/18	514,584
355	Verizon Communications Inc.	6.35	04/01/19	400,725
225	Verizon Communications Inc.	8.95	03/01/39	310,615
50	Verizon Wireless Capital LLC - 144A (b)	5.55	02/01/14	54,432
				4,174,598
	Managed Health Care (0.1%)
230	Unitedhealth Group Inc.	6.00	02/15/18	233,441
40	WellPoint Inc.	7.00	02/15/19	42,795
				276,236

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Marine Shipping (0.1%)
$145	Union Pacific Corp.	6.125%		02/15/20	$157,391
225	Union Pacific Corp.	7.875		01/15/19	271,798
					429,189
	Media Conglomerates (0.3%)
290	News America Inc. - 144A (b)	6.90		03/01/19	328,955
60	Time Warner Cable Inc.	6.75		07/01/18	66,803
125	Time Warner Cable Inc.	6.75		06/15/39	135,674
90	Time Warner Cable Inc.	8.25		04/01/19	109,503
195	Time Warner Cable Inc.	8.75		02/14/19	242,385
125	Time Warner, Inc.	5.875		11/15/16	131,391
185	Time Warner, Inc.	7.70		05/01/32	205,415
200	Viacom, Inc.	6.875		04/30/36	210,922
145	Vivendi - 144A (b)	6.625		04/04/18	143,565
					1,574,613
	Medical Distributors (0.0%)
195	Omnicom Group	6.25		07/15/19	206,452
	Medical Specialties (0.0%)
65	Baxter International	5.375		06/01/18	68,736
55	Hospira Inc (Series G)	6.40		05/15/15	60,028
					128,764
	Motor Vehicles (0.1%)
190	DaimlerChrysler North American Holdings Co.	7.30		01/15/12	203,609
45	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	49,683
150	Harley-Davidson Funding - 144A (b)	6.80		06/15/18	141,644
					394,936
	Multi-Line Insurance (0.1%)
450	AIG SunAmerica Global Financing VI - 144A (b)	6.30		05/10/11	431,350
160	Allstate Corp.	7.45		05/16/19	181,117
405	Two-Rock Pass Through - 144A (Bahamas) (b)	1.896	(d)	12/31/49(e)	1,316
					613,783
	Oil - Exploration & Production (0.0%)
85	Pioneer Natural	6.65		03/15/17	77,390
	Oil & Gas Pipelines (0.2%)
89	Colorado Interstate Gas Co.	6.80		11/15/15	95,707
145	El Paso Corporation	8.25		02/15/16	148,625
250	Enterprise Products Operation	6.50		01/31/19	275,568

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$100	GAZ Capital SA - 144A (Luxembourg) (b)	6.51%	03/07/22	$80,750
425	Kinder Morgan Finance Co.U.L.C. (Canada)	5.70	01/05/16	385,688
190	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	192,228
90	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	110,093
				1,288,659
	Oil & Gas Production (0.2%)
125	Apache Corp.	6.90	09/15/18	146,448
210	Devon Financing Corp. U.L.C. (Canada)	7.875	09/30/31	259,228
150	Encana Corp.	5.90	12/01/17	160,817
25	Encana Corp.	6.50	05/15/19	28,229
330	XTO Energy Inc.	5.50	06/15/18	344,676
				939,398
	Oil Related (0.0%)
180	Tranocean Inc. (Cayman Islands)	6.00	03/15/18	194,078
	Oilfield Services/Equipment (0.0%)
190	Weatherford International Inc. (Switzerland)	6.00	03/15/18	193,499
	Other Metals/Minerals (0.1%)
130	Rio Tinto Finance USA Ltd. (Australia)	6.50	07/15/18	136,683
220	Teck Resources Limited	10.25	05/15/16	250,250
				386,933
	Pharmaceuticals: Major (0.3%)
135	Astrazeneca PLC (United Kingdom)	6.45	09/15/37	157,484
40	Bristol-Myers Squibb	5.45	05/01/18	42,822
155	Glaxosmithkline Capital Inc.	5.65	05/15/18	168,558
375	Merck & Co Inc.	5.00	06/30/19	390,113
215	Novartis Capital Corp.	4.125	02/10/14	224,455
495	Pfizer Inc.	6.20	03/15/19	561,083
380	Roche Holdings Inc. - 144A (b)	6.00	03/01/19	422,202
35	Wyeth	5.45	04/01/17	37,087
25	Wyeth	5.50	02/15/16	26,549
70	Wyeth	6.45	02/01/24	78,259
				2,108,612
	Property - Casualty Insurers (0.2%)
225	Ace INA Holdings, Inc.	5.60	05/15/15	234,818
420	Berkshire Hathaway Finance Corp.	5.40	05/15/18	440,518
60	Chubb Corp. (The)	5.75	05/15/18	63,924

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$215	Platinum Underwriters Finance Inc. (Series B)	7.50%		06/01/17	$198,073
465	Xlliac Global Funding - 144A (b)	4.80		08/10/10	460,992
					1,398,325
	Pulp & Paper (0.0%)
60	Georgia Pacific LLC - 144A (b)	8.25		05/01/16	62,400
	Railroads (0.1%)
70	Canadian National Railway Co. (Canada)	5.55		05/15/18	74,565
60	Canadian National Railway Co. (Canada)	5.55		03/01/19	64,294
160	Korea Railroad Corp. - 144A (b) (South Korea)	5.375		05/15/13	157,606
180	Norfolk Southern Corp.	5.75		01/15/16	188,889
					485,354
	Real Estate Investment Trusts (0.0%)
105	Simon Property Group LP	6.75		05/15/14	108,723
	Regional Banks (0.0%)
210	US Bancorp	4.20		05/15/14	214,733
	Restaurants (0.1%)
55	McDonald's Corp.	5.00		02/01/19	57,429
140	McDonald's Corp.	5.70		02/01/39	143,544
5	McDonald's Corp.	6.30		10/15/37	5,581
95	Yum! Brands Inc.	6.25		03/15/18	101,000
15	Yum! Brands Inc.	6.875		11/15/37	15,893
160	Yum! Brands Inc.	8.875		04/15/11	174,197
					497,644
	Savings Banks (0.1%)
355	Household Finance Corp.	6.375		10/15/11	364,570
475	Sovereign Bancorp, Inc.	0.842	(d)	03/23/10	472,853
					837,423
	Services to the Health Industry (0.0%)
210	Medco Health Solutions, Inc.	7.125		03/15/18	236,594
	Steel (0.1%)
240	ArcelorMittal (Luxembourg)	6.125		06/01/18	232,192
385	ArcelorMittal (Luxembourg)	9.85		06/01/19	446,264
					678,456
	Telecommunication Equipment (0.0%)
95	Corning Inc.	6.625		05/15/19	103,176

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Telecommunications (0.0%)
$55	Qwest Corp.	6.50%	06/01/17	$51,975
	Tobacco (0.1%)
185	Altria Group Inc.	9.25	08/06/19	221,613
155	BAT International Finance PLC - 144A (United Kingdom) (b)	9.50	11/15/18	193,446
235	Phillip Morris International Inc.	5.65	05/16/18	250,456
160	Reynolds American Inc.	6.50	07/15/10	163,859
				829,374
	Trucks/Construction/Farm Machinery (0.1%)
95	Caterpillar Financial Services Corp. (Series MTN)	4.90	08/15/13	97,989
80	Caterpillar Inc.	6.05	08/15/36	81,993
165	John Deere Capital Corp. (Series MTN)	5.75	09/10/18	174,038
				354,020
	Wireless Telecommunications (0.1%)
145	SBA Telecommunications	8.25	08/15/19	147,900
215	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	228,566
				376,466
	Total Corporate Bonds (Cost $48,666,783)			50,550,130
	U.S. Government Agencies — Mortgage-Backed Securities (0.5%)
	Federal Home Loan Mortgage Corp. (PC) Gold
442		6.50	07/01/29 - 09/01/32	475,796
62		7.50	01/01/30 - 10/01/32	69,477
	Federal National Mortgage Assoc.
138		6.50	12/01/29	149,098
1,138		7.00	12/01/17 - 02/01/31	1,251,561
167		7.50	11/01/29 - 05/01/32	185,401
828		8.00	05/01/26 - 02/01/32	937,033
	Total U.S. Government Agencies — Mortgage-Backed Securities (Cost $2,909,637)			3,068,366
	U.S. Government Agencies & Obligations (9.8%)
	Financial Conglomerates - FDIC Guaranteed (0.5%)
3,250	JPMorgan Chase & Co.	2.125	12/26/12	3,262,847

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Agencies (1.8%)
	Federal Home Loan Mortgage Corp.
$600		1.75%	06/15/12	$599,159
1,370		2.50	01/07/14	1,365,913
1,250		3.00	07/28/14	1,263,151
600		3.75	03/27/19	597,260
160		5.125	11/17/17	176,587
3,930		5.50	08/23/17	4,440,688
280		6.75	03/15/31	359,112
	Federal National Mortgage Assoc.
2,300		1.875	04/20/12	2,314,060
150		5.00	05/11/17	163,971
				11,279,901
	U.S. Government Obligations (7.5%)
	U.S. Treasury Inflation Index Bond (TIPS)
489		3.625	04/15/28	589,458
	U.S. Treasury Bonds
506		4.75	08/15/17	557,114
600		6.25	08/15/23	733,688
	U.S. Treasury Notes
2,500		1.125	06/30/11	2,502,933
7,000		1.375	03/15/12	6,993,441
7,000		1.375	05/15/12	6,974,331
2,560		1.75	01/31/14	2,497,006
4,440		1.75	03/31/14	4,310,965
3,500		1.875	02/28/14	3,423,151
1,840		2.75	02/15/19	1,729,164
3,550		3.50	02/15/39	3,069,092
735		4.00	08/15/18	764,917
958		4.25	05/15/39	948,423
285		4.375	02/15/38	287,761
500		5.375	02/15/31	574,141
	U.S. Treasury Strips
5,790		0.00	11/15/19	3,831,336
2,790		0.00	05/15/21	1,679,507
3,685		0.00	11/15/21	2,165,538
3,685		0.00	11/15/21	2,159,819
				45,791,785
	Total U.S. Government Agencies & Obligations (Cost $60,437,143)			60,334,533

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (0.2%)
	Finance/Rental/Leasing (0.1%)
$419	Capital Auto Receivables Asset Trust 2006-2 A3A	4.98%		05/15/11	$425,325
178	Capital Auto Receivables Assets Trust 2007-SN1 Class A3B	0.348	(d)	07/15/10	178,183
70	Capital One Auto Finance Trust 2006-C A3A	5.07		07/15/11	69,941
116	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	116,258
					789,707
	Motor Vehicles (0.1%)
258	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	260,996
387	Harley-Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	393,588
					654,584
	Total Asset-Backed Securities (Cost $1,427,552)				1,444,291
	Municipal Bonds (0.1%)
	General Obligation
135	State of California	5.95		04/01/16	135,229
	Transportation
145	Illinois State Toll Highway Authority (The)	6.184		01/01/34	151,573
	Total Municipal Bonds (Cost $280,662)				286,802
	Foreign Government Obligations (0.2%)
655	Brazilian Government International Bond (Brazil)	6.00		01/17/17	683,492
330	Italy Republic (Italy)	6.88		09/27/23	378,641
85	Republic of Peru (Peru)	7.13		03/30/19	92,564
324	United Mexican State (Mexico)	5.63		01/15/17	332,100
	Total Foreign Government Obligations (Cost $1,449,165)				1,486,797
NUMBER OF SHARES
	Investment Trust/Mutual Fund (0.7%)
100,000	Ishares FTSE/Xinhya China 25 Index Fund (Cost $2,900,310)				4,186,000

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

NUMBER OF CONTRACTS				VALUE
	Call Options Purchased (0.0%)
205	Euro$ 2Yr Mid-CRV September/2009 @ 97.75 (Cost $158,656)			$7,687
PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investments (16.6%)
	U.S. Government Obligation (c) (f) (0.4%)
$2,361	U.S. Treasury Bill (Cost $2,361,175)	0.27%	11/12/09	2,361,210
NUMBER OF SHARES (000)
	Investment Company (g) (16.2%)
100,034	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $100,034,072)			100,034,072
	Total Short-Term Investments (Cost $102,395,247)			102,395,282
	Total Investments (Cost $516,927,467) (h) (i)		99.9%	614,696,024
	Total Written Options Outstanding (premiums received $20,200)		(0.0)	(1,063)
	Other Assets in Excess of Liabilities		0.1	428,241
	Net Assets		100.0%	$615,123,202

  ADR  American Depositary Receipt.

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium-Term Note.

  PC  Participation Certificate.

  TIPS  Treasury Inflation-Protected Security.

  (a)  Non-income producing security.

  (b)  Resale is restricted to qualified institutional investors.

  (c)  A portion of this security has been physically segregated in connection with open future and swap contracts.

  (d)  Variable rate security. Rate shown is the rate in effect at July 31, 2009.

  (e)  Foreign security issued with perpetual maturity.

  (f)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (g)  See Note 6 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class.

  (h)  Securities have been designated as collateral in connection with open futures and swap contracts.

  (i)  The aggregate cost for federal income tax purposes is $521,673,731. The aggregate gross unrealized appreciation is $105,688,735 and the aggregate gross unrealized depreciation is $12,666,442, resulting in net unrealized appreciation of $93,022,293.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

Options Written at July 31, 2009:

NUMBER OF CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	PREMIUM	VALUE
170	Call Options on Euro$ 2 Year Mid-Crv Futures	$98.50	September 2009	$20,200	$1,063

Futures Contracts Open at July 31, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
110	Long	U.S. Treasury Notes 2 Year, September 2009	$23,823,593	$(625)
44	Long	U.S. Treasury Notes 5 Year, September 2009	5,076,844	17,588
14	Long	90 Day Euro$ Futures March 2011	3,411,800	(5,398)
14	Long	90 Day Euro$ Futures June 2011	3,400,600	(6,821)
14	Long	90 Day Euro$ Futures September 2011	3,390,625	(7,992)
14	Long	90 Day Euro$ Futures December 2011	3,381,000	(8,543)
38	Short	U.S. Treasury Bonds 30 Year, September 2009	(4,522,000)	(130,177)
123	Short	U.S. Treasury Notes 10 Year, September 2009	(14,425,594)	1,141
		Net Unrealized Depreciation		$(140,827)

Credit Default Swap Contracts Open at July 31, 2009:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION++
								(unaudited)
Merrill Lynch Capital Services Inc. Dow Jones Index	Sell	$5,000	1.00%	June 20, 2014	$160,597	$(184,337)	$(23,740)	NR
Bank of America, N.A. Tyco Electronics Group Ltd.	Buy	465	5.00	June 20, 2014	(49,431)	(19,535)	(68,966)	BBB-

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2009 continued

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION++
								(unaudited)
Bank of America, N.A. Sealed Air Corp.	Buy	$90	1.12%	March 20, 2018	$(2,223)	—	$(2,223)	BB+
Net Credit Default Swap Contracts		$5,555			$108,943	$(203,872)	$(94,929)

  NR  Not Rated

  ++  Credit Rating as issued by Standard & Poors.

Interest Rate/Asset Swap Contracts Open at July 31, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC***	$2,214	Fixed Rate 4.64%	Floating Rate 0.00# %	May 27, 2019	$(12,111)
UBS AG***	6,465	Fixed Rate 4.66	Floating Rate 0.00#	May 27, 2019	(30,386)
Barclays Bank PLC^^	4,320	Fixed Rate 0.00	Floating Rate 0.00#	November 15, 2019	(210,715)
Barclays Bank PLC	508	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	11,923
UBS AG	1,496	Floating Rate 0.66#	Fixed Rate 4.04	May 27, 2039	35,111
Barclays Bank PLC^^	3,685	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2021	(177,796)
Barclays Bank PLC^^	4,320	Floating Rate 0.00#	Fixed Rate 0.00	November 15, 2019	(242,465)
Barclays Bank PLC##	370	Floating Rate 1.861#	Fixed Rate 3.625###	April 15, 2028	18,961
JPMorgan Chase Bank N.A. New York^^	2,790	Floating Rate 0.00#	Fixed Rate 0.00	May 15, 2021	(148,318)
Net Unrealized Depreciation					$(755,796)

  #  Floating rate based on USD-3 Month LIBOR.

  ##  Asset swap.

  ###  Fixed rate based on interest received from TIPS bond/note held by the Fund.

  ^^  Fund will receive $1,186,272 and make payments of $1,650,364, $1,675,253 and $1,221,824, respectively on termination date.

  ***  Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2009

Assets:
Investments in securities, at value (cost $413,469,353)	$511,557,721
Investment in affiliates, at value (cost $103,458,114)	103,138,303
Unrealized appreciation on open swap contracts	226,592
Receivable for:
Interest	1,210,094
Dividends	653,471
Investments sold	597,299
Shares of beneficial interest sold	202,735
Foreign withholding taxes reclaimed	22,837
Dividends from affiliates	17,459
Periodic interest payment on swap contracts	8,481
Prepaid expenses and other assets	86,328
Total Assets	617,721,320
Liabilities:
Written options outstanding, at value (premiums received $20,200)	1,063
Unrealized depreciation on open swap contracts	873,445
Payable for:
Shares of beneficial interest redeemed	435,376
Premium received on open swap contracts	203,872
Distribution fee	200,115
Investment advisory fee	189,296
Variation margin	113,969
Investments purchased	79,736
Transfer agent fee	65,548
Administration fee	40,148
Swap contracts termination	21,360
Periodic interest payment on swap contracts	17,221
Accrued expenses and other payables	356,969
Total Liabilities	2,598,118
Net Assets	$615,123,202
Composition of Net Assets:
Paid-in-capital	$568,685,720
Net unrealized appreciation	97,000,014
Accumulated undistributed net investment income	3,546,486
Accumulated net realized loss	(54,109,018)
Net Assets	$615,123,202
Class A Shares:
Net Assets	$457,914,012
Shares Outstanding (unlimited authorized, $.01 par value)	28,216,151
Net Asset Value Per Share	$16.23
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$17.13
Class B Shares:
Net Assets	$90,105,165
Shares Outstanding (unlimited authorized, $.01 par value)	5,526,506
Net Asset Value Per Share	$16.30
Class C Shares:
Net Assets	$40,203,427
Shares Outstanding (unlimited authorized, $.01 par value)	2,488,647
Net Asset Value Per Share	$16.15
Class I Shares:
Net Assets	$26,900,598
Shares Outstanding (unlimited authorized, $.01 par value)	1,655,009
Net Asset Value Per Share	$16.25

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements continued

Statement of Operations

For the year ended July 31, 2009

Net Investment Income: Income
Interest	$6,337,483
Dividends (net of $121,895 foreign withholding tax)	7,657,612
Interest and dividends from affiliates (Note 6)	1,602,958
Total Income	15,598,053
Expenses
Investment advisory fee	2,525,053
Distribution fee (Class A shares)	1,060,817
Distribution fee (Class B shares)	1,132,295
Distribution fee (Class C shares)	368,709
Transfer agent fees and expenses	888,180
Administration fee	480,963
Shareholder reports and notices	164,576
Professional fees	133,641
Registration fees	43,070
Custodian fees	42,841
Trustees' fees and expenses	22,085
Other	51,098
Total Expenses	6,913,328
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(159,708)
Net Expenses	6,753,620
Net Investment Income	8,844,433
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(50,374,903)
Investments in affiliate	(152,382)
Futures contracts	309,536
Options written	(147,953)
Swap contracts	6,345,147
Foreign currency translation	(9,078)
Forward foreign currency contracts	(406)
Net Realized Loss	(44,030,039)
Change in Unrealized Appreciation/Depreciation on:
Investments	(28,323,703)
Investments in affiliate	(319,811)
Futures contracts	(267,090)
Swap contracts	(3,453,355)
Options written	31,704
Foreign currency translation	(2,395)
Net Change in Unrealized Appreciation/Depreciation	(32,334,650)
Net Loss	(76,364,689)
Net Decrease	$(67,520,256)

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED JULY 31, 2009	FOR THE YEAR ENDED JULY 31, 2008
Increase (Decrease) in Net Assets: Operations:
Net investment income	$8,844,433	$17,749,069
Net realized gain (loss)	(44,030,039)	20,912,376
Net change in unrealized appreciation/depreciation	(32,334,650)	(73,452,164)
Net Decrease	(67,520,256)	(34,790,719)
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(8,324,189)	(13,108,531)
Class B shares	(1,353,335)	(3,878,324)
Class C shares	(449,403)	(822,389)
Class I shares	(559,959)	(1,369,847)
Net realized gain
Class A shares	(1,409,212)	(32,415,834)
Class B shares	(400,944)	(14,658,763)
Class C shares	(120,457)	(2,856,966)
Class I shares	(90,001)	(3,877,507)
Total Dividends and Distributions	(12,707,500)	(72,988,161)
Net decrease from transactions in shares of beneficial interest	(56,896,515)	(84,641,818)
Net Decrease	(137,124,271)	(192,420,698)
Net Assets:
Beginning of period	752,247,473	944,668,171
End of Period (Including accumulated undistributed net investment income of $3,546,486 and $3,300,016, respectively)	$615,123,202	$752,247,473

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2009

1. Organization and Accounting Policies

Morgan Stanley Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period August 1, 2008 to January 20, 2009, the Fund assessed a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid asked price; (7) credit default/interest rate/asset swaps are marked-to-market daily based upon quotations from market makers; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2009 continued

"Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2009 continued

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security, which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to premium initially paid for the option.

F. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward foreign exchange contracts and foreign currency translation. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

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Notes to Financial Statements  ■  July 31, 2009 continued

G. Swaps — The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

The Fund may also enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swaps") primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined

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Notes to Financial Statements  ■  July 31, 2009 continued

notional principal amount. Swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

H. Securities Lending — Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

As of July 31, 2009, there were no securities out on loan.

I. Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Index for Urban Consumers. The adjustments to

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Notes to Financial Statements  ■  July 31, 2009 continued

principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

J. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended July 31, 2009, remains subject to examination by taxing authorities.

K. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

L. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

M. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through September 25, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective August 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use

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Notes to Financial Statements  ■  July 31, 2009 continued

in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs uses as of July 31, 2009 in valuing the Fund's investments carried at value:

		FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets
Common Stocks
Advertising/Marketing Services	$3,628,480	$3,628,480	—	—
Aerospace & Defense	15,647,439	15,647,439	—	—
Airlines	1,908,395	1,908,395	—	—
Biotechnology	18,941,400	18,941,400	—	—
Computer Communications	5,865,665	5,865,665	—	—
Computer Peripherals	5,030,793	5,030,793	—	—
Computer Processing Hardware	10,057,471	10,057,471	—	—
Contract Drilling	3,608,730	3,608,730	—	—
Department Stores	2,996,263	2,996,263	—	—
Discount Stores	3,407,333	3,407,333	—	—
Electric Utilities	7,359,192	7,359,192	—	—

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Notes to Financial Statements  ■  July 31, 2009 continued

		FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Electrical Products	$3,333,863	$3,333,863	—	—
Electronic Components	8,500,000	8,500,000	—	—
Electronic Production Equipment	5,250,625	5,250,625	—	—
Electronics/Appliances	5,235,230	5,235,230	—	—
Finance/Rental/Leasing	3,649,395	3,649,395	—	—
Financial Conglomerates	5,621,614	5,621,614	—	—
Food: Major Diversified	10,196,741	10,196,741	—	—
Home Building	6,402,500	6,402,500	—	—
Home Improvement Chains	4,198,897	4,198,897	—	—
Household/Personal Care	2,904,120	2,904,120	—	—
Information Technology Services	9,283,450	9,283,450	—	—
Integrated Oil	10,441,966	10,441,966	—	—
Internet Software/Services	4,576,707	4,576,707	—	—
Investment Banks/Brokers	9,120,615	9,120,615	—	—
Investment Managers	2,669,990	2,669,990	—	—
Major Banks	4,876,781	4,876,781	—	—
Major Telecommunications	10,283,472	10,283,472	—	—
Medical Specialties	17,280,116	17,280,116	—	—
Miscellaneous Commercial Services	7,312,558	7,312,558	—	—
Motor Vehicles	4,134,970	4,134,970	—	—
Oilfield Services/Equipment	10,378,250	10,378,250	—	—
Other Consumer Services	3,410,200	3,410,200	—	—
Packaged Software	30,734,062	30,734,062	—	—
Pharmaceuticals: Major	7,311,062	7,311,062	—	—
Precious Metals	56,796,954	56,796,954	—	—
Property/Casualty Insurers	1,847,200	1,847,200	—	—
Recreational Products	7,737,452	7,737,452	—	—
Restaurants	5,506,000	5,506,000	—	—
Semiconductors	12,946,395	12,946,395	—	—
Specialty Stores	1,693,056	1,693,056	—	—
Specialty Telecommunications	8,969,265	8,969,265	—	—
Steel	6,691,465	6,691,465	—	—
Telecommunication Equipment	2,989,761	2,989,761	—	—
Tobacco	10,585,845	10,585,845	—	—
Trucks/Construction/Farm Machinery	1,245,321	1,245,321	—	—
Water Utilities	3,942,000	3,942,000	—	—
Wireless Telecommunications	4,427,077	4,427,077	—	—
Total Common Stocks	390,936,136	390,936,136	—	—

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Notes to Financial Statements  ■  July 31, 2009 continued

		FAIR VALUE MEASUREMENTS AT JULY 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investment Trust/Mutual Fund	$4,186,000	$4,186,000	$—	—
Asset-Backed Securities	1,444,291	—	1,444,291	—
Corporate Bonds	50,550,130	—	50,550,130	—
Foreign Government Obligation	1,486,797	—	1,486,797	—
U.S. Government Agencies — Mortgage-Backed Securities	3,068,366	—	3,068,366	—
Municipal Bonds	286,802	—	286,802	—
U.S. Government Agencies & Obligations	60,334,533	—	60,334,533	—
Short-Term Investments
Investment Company	100,034,072	100,034,072	—	—
U.S. Government Obligation	2,361,210	—	2,361,210	—
Total Short-Term Investments	102,395,282	100,034,072	2,361,210	—
Credit Default Swaps	160,597	—	160,597	—
Futures	18,729	18,729	—	—
Interest Rate/Asset Swaps	65,995	—	65,995	—
Options Purchased	7,687	7,687	—	—
Total	$614,941,345	$495,182,624	$119,758,721	—
Liabilities
Credit Default Swaps	$(51,654)	$—	$(51,654)	—
Futures	(159,556)	(159,556)	—	—
Interest Rate/Asset Swaps	(821,791)	—	(821,791)	—
Options Written	(1,063)	(1,063)	—	—
Total	$(1,034,064)	$(160,619)	$(873,445)	—

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Notes to Financial Statements  ■  July 31, 2009 continued

Following is a reconciliation of investments in which significant unobservable inputs (level 3) were used in determining value:

INVESTMENTS IN SECURITIES
Beginning Balance	$6,736,580
Net purchases (sales)	(5,352,693)
Transfers in and/or out	(896,365)
Change in unrealized appreciation/depreciation	7,961,320
Realized gains (losses)	(8,448,842)
Ending Balance	$0
Net change in unrealized appreciation/ depreciation from investments still held as of July 31, 2009	—

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of July 31, 2009 and it did not have a material impact on the Fund's financial statements.

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as result of the potential inability of the counterparties to meet the terms of their contracts.

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Notes to Financial Statements  ■  July 31, 2009 continued

Summarized below are specific types of derivative financial instruments used by the Fund.

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the year ended July 31, 2009, the proceeds from sales of forward foreign currency contracts were $481,069.

Futures To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts"). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the year ended July 31, 2009, were as follows:

NUMBER OF CONTRACTS
Futures contracts outstanding at beginning of the period	423
Futures contracts opened	3,548
Futures contracts closed	(3,600)
Futures contracts outstanding at July 31, 2009	371

Options For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

Transactions in options for the year ended July 31, 2009 were as follows:

	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of the period	313	$155,671
Options written	414	108,852
Options closed	(557)	(244,323)
Options written, outstanding at end of period	170	$20,200

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Notes to Financial Statements  ■  July 31, 2009 continued

	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of the period	313	$270,792
Options purchased	306	249,824
Options closed	(414)	(361,960)
Options purchased, outstanding at end of period	205	$158,656

Swaps The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swap") and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of correlation and manage risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risks, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investments. In addition, if the Fund a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

Transactions in swap contracts for the year ended July 31, 2009, were as follows:

NOTIONAL AMOUNT (000's)
Swaps outstanding at beginning of the period	$270,732
Swaps opened	296,783
Swaps closed	(535,792)
Swaps outstanding, at July 31, 2009	$31,723

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), effective December 1, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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Notes to Financial Statements  ■  July 31, 2009 continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of July 31, 2009.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$18,729	†	Variation margin	$(159,556)†
	Options purchased — Investments at value	7,687		Written options outstanding	(1,063)
	Unrealized appreciation on open swap contracts	65,995		Unrealized depreciation on open swap contracts	(821,791)
Credit Risk	Unrealized appreciation on open swap contracts	160,597		Unrealized depreciation on open swap contracts	(51,654)
		$253,008			$(1,034,064)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the period ended July 31, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Foreign Exchange Risk	—	—	—	—	$(406)
Interest Rate Risk	$309,536	$6,323,446	$(147,953)	$270,631	—
Credit Risk	—	21,701	—	—	—
Total	$309,536	$6,345,147	$(147,953)	$270,631	$(406)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS	OPTIONS WRITTEN	OPTIONS PURCHASED††	FORWARD FOREIGN CURRENCY
Interest Rate Risk	$(267,090)	$(3,513,445)	$31,704	$(183,395)	—
Credit Risk	—	60,090	—	—	—
Total	$(267,090)	$(3,453,355)	$31,704	$(183,395)	—

††  Amounts are included in Investments in the Statement of Operations.

4. Investment Advisory/Administration Agreement

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the

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Notes to Financial Statements  ■  July 31, 2009 continued

Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Effective October 23, 2006, the Investment Adviser has voluntarily agreed to cap the Fund's total operating expenses, to the extent that such total operating expenses exceed 0.92%, 1.67%, 1.64% and 0.67% for Class A, Class B, Class C and Class I, respectively, for a period of two years. As of October 22, 2008, the expense cap was no longer in effect.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,507,884 at July 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended July 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

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Notes to Financial Statements  ■  July 31, 2009 continued

The Distributor has informed the Fund that for the year ended July 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $752, $154,105 and $5,554, respectively and received $112,720 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For year ended July 31, 2009, advisory fees paid were reduced by $159,708 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio. Income distributions earned by the Fund are included in "interest and dividends from affiliates" in the Statement of Operations and totaled $1,592,701 for year ended July 31, 2009. During the year ended July 31, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $198,284,812 and $240,667,219, respectively.

The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for year ended July 31, 2009 aggregated $403,981,118, and $418,845,043, respectively. Included in the aforementioned are purchases and sales/maturities/prepayments of U.S. Government securities of $200,178,740 and $203,149,612, respectively.

For year ended July 31, 2009, the Fund incurred brokerage commissions of $157,617 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate of the Investment Adviser, Administrator and Distributor) through July 31, 2009, the Fund incurred brokerage commissions of $2,000 with Citigroup, Inc., for portfolio transactions executed on behalf of the Fund.

The Fund had the following transactions with Citigroup Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor for the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate) through July 31, 2009:

PURCHASES	SALES/ MATURITIES	NET REALIZED (LOSS)	INCOME	VALUE
$137,234	$632,383	$(152,382)	$10,257	$3,104,231

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2009 continued

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended July 31, 2009, included in "trustees' fees and expenses" in the Statement of Operations amounted to $8,329. At July 31, 2009, the Fund had an accrued pension liability of $71,505, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by subprime borrowers.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2009 continued

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency ("FHFA") was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED JULY 31, 2009		FOR THE YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	5,247,103	$78,637,176	2,676,572	$51,792,190
Conversion from Class B	390,429	6,033,096	973,963	18,843,355
Reinvestment of dividends and distributions	638,591	9,532,408	2,119,001	41,407,153
Redeemed	(5,969,797)	(89,588,301)	(4,768,148)	(93,089,784)
Net increase — Class A	306,326	4,614,379	1,001,388	18,952,914
CLASS B SHARES
Sold	888,496	13,419,659	839,251	16,410,483
Conversion to Class A	(388,750)	(6,033,096)	(970,523)	(18,843,355)
Reinvestment of dividends and distributions	113,415	1,704,755	830,935	16 346 082
Redeemed	(4,756,180)	(72,259,864)	(4,425,092)	(86,661,307)
Net decrease — Class B	(4,143,019)	(63,168,546)	(3,725,429)	(72,748,097)
CLASS C SHARES
Sold	589,303	8,702,062	399,259	7,644,804
Reinvestment of dividends and distributions	37,830	560,478	173,411	3,381,018
Redeemed	(621,245)	(9,289,850)	(442,862)	(8,602,446)
Net increase (decrease) — Class C	5,888	(27,310)	129,808	2,423,376
CLASS I SHARES
Sold	592,861	8,865,168	421,814	8,246,091
Reinvestment of dividends and distributions	43,380	646,114	251,969	4,950,989
Redeemed	(518,580)	(7,826,320)	(2,377,827)	(46,467,091)
Net increase (decrease) — Class I	117,661	1,684,962	(1,704,044)	(33,270,011)
Net decrease in Fund	(3,713,144)	$(56,896,515)	(4,298,277)	$(84,641,818)

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2009 continued

9. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year ended July 31, 2009, the Fund did not have an expense offset.

10. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JULY 31, 2009	FOR THE YEAR ENDED JULY 31, 2008
Ordinary income	$10,686,977	$19,179,091
Long-term capital gains	2,020,523	53,809,070
Total distributions	$12,707,500	$72,988,161

As of July 31, 2009, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$4,990,617
Undistributed long-term gains	—
Net accumulated earnings	4,990,617
Capital loss carryforward	(21,028,207)
Post-October losses	(29,966,971)
Temporary differences	(84,367)
Net unrealized appreciation	92,526,410
Total accumulated earnings	$46,437,482

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2009 continued

As of July 31, 2009, the Fund had a net capital loss carryforward of $21,028,207, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$4,710,215	July 31, 2010
16,317,992	July 31, 2017

As of July 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), mark-to-market of open futures contracts and passive foreign investment companies ("PFICs"), capital loss deferrals on straddles and wash sales and book amortization of premiums on debt securities.

Permanent differences, primarily due to losses on paydowns, gains on swaps, tax adjustments on PFICs and debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at July 31, 2009:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$2,088,923	$14,896,626	($16,985,549)

11. Accounting Pronouncements

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events ("SFAS 165"), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of July 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification's content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

Morgan Stanley Strategist Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JULY 31,
	2009		2008		2007		2006	2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.07		$20.57		$19.74		$18.31	$16.28
Income (loss) from investment operations:
Net investment income(1)	0.25		0.45		0.50		0.34	0.27
Net realized and unrealized gains (loss)	(1.74)		(1.23)		2.07		1.40	2.03
Total income (loss) from investment operations	(1.49)		(0.78)		2.57		1.74	2.30
Less dividends and distributions from:
Net investment income	(0.30)		(0.49)		(0.51)		(0.31)	(0.27)
Net realized gain	(0.05)		(1.23)		(1.23)		–	–
Total dividends and distributions	(0.35)		(1.72)		(1.74)		(0.31)	(0.27)
Net asset value, end of period	$16.23		$18.07		$20.57		$19.74	$18.31
Total Return(2)	(8.06)%		(4.27)%		13.30%		9.60%	14.23%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.95	%(4)	0.90	%(4)	0.92	%(4)	0.93%	0.93%
Net investment income	1.64	%(4)	2.30	%(4)	2.44	%(4)	1.78%	1.48%
Rebate from Morgan Stanley affiliate	0.02%		0.02%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$457,914		$504,350		$553,395		$483,553	$510,016
Portfolio turnover rate	83%		42%		42%		43%	48%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratio reflects the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2009		2008		2007		2006	2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.14		$20.63		$19.79		$18.36	$16.29
Income (loss) from investment operations:
Net investment income(1)	0.14		0.30		0.35		0.19	0.11
Net realized and unrealized gain (loss)	(1.75)		(1.23)		2.07		1.41	2.08
Total income (loss) from investment operations	(1.61)		(0.93)		2.42		1.60	2.19
Less dividends and distributions from:
Net investment income	(0.18)		(0.33)		(0.35)		(0.17)	(0.12)
Net realized gain	(0.05)		(1.23)		(1.23)		–	–
Total dividends and distributions	(0.23)		(1.56)		(1.58)		(0.17)	(0.12)
Net asset value, end of period	$16.30		$18.14		$20.63		$19.79	$18.36
Total Return(2)	(8.77)%		(5.02)%		12.50%		8.72%	13.49%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.70	%(4)	1.66	%(4)	1.67	%(4)	1.68%	1.68%
Net investment income	0.89	%(4)	1.54	%(4)	1.69	%(4)	1.03%	0.73%
Rebate from Morgan Stanley affiliate	0.02%		0.02%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$90,105		$175,410		$276,329		$302,702	$398,021
Portfolio turnover rate	83%		42%		42%		43%	48%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratio reflects the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2009		2008		2007		2006	2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.99		$20.48		$19.66		$18.24	$16.21
Income (loss) from investment operations:
Net investment income(1)	0.14		0.30		0.35		0.20	0.13
Net realized and unrealized gain (loss)	(1.74)		(1.22)		2.06		1.40	2.04
Total income (loss) from investment operations	(1.60)		(0.92)		2.41		1.60	2.17
Less dividends and distributions from:
Net investment income	(0.19)		(0.34)		(0.36)		(0.18)	(0.14)
Net realized gain	(0.05)		(1.23)		(1.23)		–	–
Total dividends and distributions	(0.24)		(1.57)		(1.59)		(0.18)	(0.14)
Net asset value, end of period	$16.15		$17.99		$20.48		$19.66	$18.24
Total Return(2)	(8.78)%		(4.94)%		12.47%		8.79%	13.44%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.70	%(4)	1.64	%(4)(6)	1.64	%(4)	1.64%	1.65%
Net investment income	0.89	%(4)	1.56	%(4)(6)	1.72	%(4)	1.07%	0.76%
Rebate from Morgan Stanley affiliate	0.02%		0.02%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$40,203		$44,664		$48,192		$39,887	$41,621
Portfolio turnover rate	83%		42%		42%		43%	48%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratio reflects the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been 1.65% and 1.55%

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2009		2008		2007		2006	2005
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.10		$20.59		$19.76		$18.34	$16.29
Income (loss) from investment operations:
Net investment income(1)	0.29		0.51		0.55		0.39	0.30
Net realized and unrealized gain (loss)	(1.75)		(1.23)		2.07		1.39	2.06
Total income (loss) from investment operations	(1.46)		(0.72)		2.62		1.78	2.36
Less dividends and distributions from:
Net investment income	(0.34)		(0.54)		(0.56)		(0.36)	(0.31)
Net realized gain	(0.05)		(1.23)		(1.23)		–	–
Total dividends and distributions	(0.39)		(1.77)		(1.79)		(0.36)	(0.31)
Net asset value, end of period	$16.25		$18.10		$20.59		$19.76	$18.34
Total Return(2)	(7.86)%		(4.02)%		13.62%		9.80%	14.60%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.70	%(4)	0.66	%(4)	0.67	%(4)	0.68%	0.68%
Net investment income	1.89	%(4)	2.54	%(4)	2.69	%(4)	2.03%	1.73%
Rebate from Morgan Stanley affiliate	0.02%		0.02%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$26,901		$27,823		$66,753		$58,521	$58,707
Portfolio turnover rate	83%		42%		42%		43%	48%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratio reflects the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Strategist Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Strategist Fund (the "Fund"), including the portfolio of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Strategist Fund as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 25, 2009

Morgan Stanley Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management's U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401 (k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("other Morgan Stanley companies"), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

For example:

■  We collect information such as your name, address, e-mail address, phone number and account title.

Morgan Stanley Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to nonaffiliated third parties.

A. Information we disclose to other Morgan Stanley companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies arc developed under conditions designed to safeguard your personal information.

B. Information we disclose to third parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor's affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they arc not allowed to share personal information with others except to fulfill that limited purpose.

Morgan Stanley Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

■  Calling us at 800.350.6414
Monday–Friday between 8 a.m. and 8 p.m. (ET)

■  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in"). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended July 31, 2009. For corporate shareholders, 54.02% of the dividends qualified for the dividend received deduction. The Fund designated and paid $2,020,523 as a long-term capital gain distribution. 4.31% of the Fund's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended July 31, 2009. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $7,193,390 as taxable at this lower rate.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

SRTANN
IU09-03961P-Y07/09

INVESTMENT MANAGEMENT

Morgan Stanley
Strategist Fund

Annual Report

July 31, 2009

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$46,750		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$6,113	(3)	$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,113		$7,299,000

Total		$52,863		$7,299,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$46,750		N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)	$4,555,000	(2)
Tax Fees		$5,838	(3)	$747,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,163		$5,302,000

Total		$52,913		$5,302,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)      Not applicable.

(g)     See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Strategist Fund

/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
September 17, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 17, 2009